UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2003


                             INTERLINE BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                     333-106801              22-2232386
-------------------------------     ----------------           -------------
(State or other jurisdiction of     (Commission File           (IRS Employer
       incorporation)                    Number              Identification No.)


801 W. BAY STREET, JACKSONVILLE, FLORIDA                        32204
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On November 3, 2003, the Registrant reported its results of operations for its fiscal quarter ended September 26, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERLINE BRANDS, INC.



                                   By:  /s/ Thomas J. Tossavainen
                                        ---------------------------------------
                                        Name:   Thomas J. Tossavainen
                                        Title:  Vice Preident of Finance and
                                                Treasurer




Date:  November 3, 2003


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------

99.1            Press Release of Interline Brands, Inc., dated November 3, 2003.